Value Line Core Bond Fund
(Ticker Symbol: VAGIX)

SUMMARY PROSPECTUS
MAY 1, 2017

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund at www.vlfunds.com/home. You can also get this information at no cost by calling 800-243-2729 or by sending an email request to info@vlfunds.com. The current Prospectus and Statement of Additional Information dated May 1, 2017, are incorporated by reference into this Summary Prospectus.
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VALUE LINE CORE BOND FUND SUMMARY
Investment objectives
The Fund’s primary investment objective is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.
Fees and expenses
This table describes the fees and expenses that you would pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment) when you buy and sell shares of the Fund. Future expenses may be greater or less.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.45%
Total Annual Fund Operating Expenses	1.20%
Less Fee Waiver and Expense Reimbursement(1)	–0.21%
Net Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.99%
(1)
EULAV Asset Management (the “Adviser”) and EULAV Securities LLC, the Fund’s principal underwriter (the “Distributor”) have agreed to waive a portion of their advisory and Rule 12b-1 fees and the Adviser has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to interest, taxes, brokerage and futures commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.99% of the Fund’s average daily net assets (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2018 only with the agreement of the Fund’s Board.

Example
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that the fee waiver and expense reimbursement is in place for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Value Line Core Bond Fund	$101	$360	$639	$1,436

Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal investment strategies of the Fund
The Fund invests primarily in a diversified portfolio of primarily investment grade bonds and other debt instruments.
Under normal circumstances, the Fund invests at least 80% of its assets (including borrowings for investment purposes) in bonds and other debt instruments (“80% Policy”). The Fund’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. The Fund may invest in bonds and debt instruments of any type, including corporate bonds, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), securities issued or guaranteed by non-U.S. governments or their agencies or instrumentalities (sovereign debt), securities issued by supranational agencies, mortgage-backed securities, asset-backed securities, and other fixed income securities.
The Fund invests principally in debt obligations issued or guaranteed by the U.S. government and by U.S. corporations. The U.S. government securities in which the Fund may invest include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities that have been established or sponsored by the U.S. government. The corporate debt obligations in which the Fund may invest include, but are not limited to, bonds, notes, debentures, and commercial paper of U.S. companies.
The Fund’s assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government-sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, non-government entities. The Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans and leases.
The Adviser invests at least 80% of the Fund’s assets (including borrowings for investment purposes) in debt securities that are investment grade at the time of purchase, but may invest up to 20% of the Fund’s assets in debt securities that are below investment grade (commonly called “high yield” or “junk” bonds). Investment grade debt securities are rated within the four highest grades by at least one major rating agency, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or

Fitch (at least BBB-), or are determined by the Adviser to be of comparable credit quality. The Fund estimates that the average credit quality rating of Fund assets will be investment grade.
Incidental to its primary investment strategy, the Adviser may seek to hedge the Fund’s interest rate exposure, or to profit from anticipated movements in interest rates, by investing in futures contracts on U.S. government securities and sovereign debt (such as interest rate futures on government bonds issued by the U.S., the U.K., Japan and Germany). The Adviser is not registered with the Commodity Futures Trading Commission as a commodity trading advisor or commodity pool operator and limits the aggregate amount of the Fund’s investments in commodity interests (such as futures contracts) to comply with an exemption from such registration. The Adviser does not intend to hedge the Fund’s foreign currency exposure associated with futures contracts on sovereign debt. Accordingly, changes in foreign currency exchange rates will affect the value of such futures contracts.
The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity. The Fund estimates that the weighted average maturity of its portfolio will range between three to fifteen years.
In deciding which securities to buy, hold or sell, the Adviser considers a number of factors, including the issuer’s creditworthiness, economic prospects and interest rate trends as well as the security’s credit rating.
Principal risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in this Fund you should carefully evaluate the risks. The other principal risks of investing in the Fund are:
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Interest Rate and Reinvestment Risk. As with most bond funds, the income on and market price of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline but the Fund’s income tends to decline. Such decline follows quickly for most variable rate securities and eventually for fixed rate securities as the Fund must reinvest the proceeds it receives from existing investments (e.g., upon their maturity, prepayment, buy-back, call, etc.) at a lower rate of interest or return. When interest rates fall, the market prices of these securities usually increase. Generally, the market price of debt securities with longer durations or fixed rates of return will fluctuate more in response to changes in interest rates than the market price of shorter-term securities or variable rate debt securities, respectively.

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Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.
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Prepayment and Extension Risk. Many debt securities give the issuer the option to prepay principal prior to maturity. During periods of falling interest rates, prepayments may accelerate and the Fund may be forced to reinvest the proceeds at a lower interest rate. When interest rates rise, the term of a debt security is at greater risk of extension because rates of prepayments fall and rates of late payments and defaults rise. Extending the duration of a security “locks in” lower interest rates if the extension occurs in a rising interest rate environment.

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Inflation Risk. The market price of the Fund’s debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities (excluding inflation-indexed securities) are subject to long-term erosion in purchasing power and such erosion may exceed any return received by the Fund with respect to a debt security. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because interest rates on variable rate debt securities may increase as inflation increases.

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Below Investment Grade Credit Risk. Below investment grade securities (commonly called “high yield” or “junk” bonds) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness or the risky nature of an investment for which limited or no recourse to the issuer is provided. The market prices of these debt securities usually fluctuate more than that of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

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Mortgage-Backed/Asset-Backed Securities Risk. Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased interest rate risk, prepayment risk and extension risk.

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Derivatives Risk. Investing in derivatives, including U.S. and foreign interest rate futures contracts, may increase the Fund’s volatility and risk of loss. Derivative positions typically are established with a small amount of cash relative to the total amount of investment exposure they generate, so the magnitude of any loss can be much greater than the amount originally invested by the Fund. The success of the Fund’s investments in interest rate futures contracts is dependent on the Adviser’s ability to correctly forecast the movement of interest rates in a given country. Even if the Adviser forecasts correctly, however, the success of the investment also depends on adequate correlation between the change in the relevant interest rate and the change in the value of the futures contract to the Fund. To the extent the Fund is investing in derivatives as a hedge, the success further depends on adequate correlation between the change in value of the futures contract and the change in the value of the portfolio position being hedged.

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Foreign Currency Risk. The Fund’s investments in foreign interest rate futures contracts, which are denominated in foreign currencies, are subject to the risk that such currencies will decline in value relative to the U.S. dollar.

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Foreign Investments Risk. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets.

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Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are not backed by the full faith and credit of the U.S., and are neither issued nor guaranteed by the U.S. Treasury. The maximum potential liabilities of the instrumentalities that issue some U.S. government securities may exceed the current resources of such instrumentalities, including their legal right to receive support from the U.S. Treasury. Consequently, although such instruments are U.S. government securities, it is possible that these issuers will not have the funds to meet their payment obligations in the future. Even securities that are backed by the full faith and credit of the U.S. may be adversely affected as to market prices and yields if the long-term sovereign credit rating of the U.S. is further downgraded, as it was by Standard & Poor’s in 2011.

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Active Management Risk. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage the Fund’s portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

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Cyber Security Risk. As the use of technology becomes more prevalent in the course of business, the Fund becomes more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cyber security measures of its service providers, financial intermediaries or companies in which it invests or with which it does business.

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Liquidity Risk. In October 2016, the Securities and Exchange Commission (the “SEC”) adopted Rule 22e-4 under the Investment Company Act of 1940 (the “1940 Act”), which mandates certain liquidity risk management practices for open-end funds, including the Fund, by 2018. The precise impact the rule will have on the Fund and on the open-end fund industry has not yet been determined, but any related changes may negatively affect the Fund’s expenses, yield and return potential.
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Portfolio Turnover. The Fund’s annual portfolio turnover rate has exceeded 100% in two of the last five years. For example, a rate of portfolio turnover of 100% would occur if all of the Fund’s portfolio were replaced in a period of one year. To the extent the Fund engages in short-term trading in attempting to achieve its investment objective, it will increase the Fund’s portfolio turnover rate and the Fund will incur higher brokerage commissions and other expenses.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The Fund is not recommended for investors whose principal objective is long-term growth. For a more complete discussion of risk, please turn to page 22.
Fund performance
This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years compared to the performance of a broad-based market index: the Bloomberg Barclays Capital U.S. Aggregate Bond Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Prior to December 10, 2012, the Fund was managed pursuant to a different investment strategy and its performance for periods prior to December 10, 2012 may be higher than that it may be able to achieve under its current investment strategy. Updated performance information is available at: www.vlfunds.com.
Total returns (before taxes) as of 12/31 each year (%)

Best Quarter:	Q2 2009	+11.97
Worst Quarter:	Q4 2008	–16.73

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (“IRAs”).
Average annual total returns for periods ended December 31, 2016
	1 year	5 years	10 years
Return before taxes	2.16%	2.90%	4.30%
Return after taxes on distributions	1.40%	1.93%	2.64%
Return after taxes on distributions and sale of Fund shares	1.23%	1.83%	2.66%
Bloomberg Barclays Capital U.S. Aggregate Bond Index(1) (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.34%
(1)
The Bloomberg Barclay’s Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid Adjustable Rate Mortgage passthrough’s), asset-backed securities, and commercial mortgage-backed securities. This is an unmanaged index and does not reflect charges, expenses or taxes. It is not possible to directly invest in this Index.

Management
Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.
Portfolio Managers. Liane Rosenberg and Jeffrey Geffen are primarily responsible for the day-to-day management of the Fund’s portfolio. Ms. Rosenberg has been a portfolio manager with the Adviser since 2009 and has been one of the Fund’s portfolio managers since 2012. Mr. Geffen has been a portfolio manager with the Adviser since 2001 and has been one of the Fund’s portfolio managers since 2010.
Purchase and sale of Fund shares
Minimum initial investment in the Fund: $1,000.
Minimum additional investment in the Fund: $250.
The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary, by telephone or by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. See “How to Sell Shares” on page 31.

Tax Information
The Fund’s distributions generally are taxable as ordinary income or capital gains for federal income tax purposes, unless you are tax exempt or investing through a tax-deferred account, such as a 401(k) plan or an IRA.
Payments to broker-dealers and other financial intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.